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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2004

INFORMATION RESOURCES, INC. LITIGATION
CONTINGENT PAYMENT RIGHTS TRUST
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-108592 (Commission File Number)	20-0271216 (I.R.S. Employer Identification No.)

Information Resources, Inc. Litigation
Contingent Payment Rights Trust
c/o Information Resources, Inc.
150 North Clinton Street
Chicago, Illinois 60661
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (312) 726-1221

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

        On April 13, 2004, Information Resources, Inc. Litigation Contingent Payment Rights Trust (the "Trust") issued a press release announcing that a U.S. District Court judge has set a new trial date of April 18, 2005 in Information Resources, Inc.'s antitrust lawsuit against The Dun & Bradstreet Corp., A.C. Nielsen Co. and IMS International, Inc. The Trust's press release also announced that Michael S. Duffey, Chief Financial Officer of Information Resources, Inc., has been named as a Parent Rights Agent. A copy of the press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

(c)    Exhibits.

99.1    Press Release of Information Resources, Inc. Litigation Contingent Payment Rights Trust dated April 13, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INFORMATION RESOURCES, INC. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST
	By:	/s/ MONICA M. WEED Name: Monica M. Weed Title: Litigation Trustee
April 13, 2004

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Information Resources, Inc. Litigation Contingent Payment Rights Trust dated April 13, 2004.

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SIGNATURES
INDEX TO EXHIBITS